SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2005


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                             61-0712014
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On December 1, 2005, Steel Technologies Inc. issued a press release announcing its financial results for the fourth quarter and year ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of this section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.                    Description of Exhibit

             99 Press release issued by Steel Technologies on November 1, 2005, regarding the financial results for the year ended September 30, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
(Registrant)







  By      /s/ Joseph P. Bellino
          -----------------------------
          Joseph P. Bellino
          Chief Financial Officer





Dated: December 9, 2005

                                   EXHIBIT 99


                                  NEWS RELEASE


Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110



             STEEL TECHNOLOGIES FILES ITS ANNUAL REPORT ON FORM 10-K

   Comments on Non-Cash Adjustment to Preliminary Release on November 1, 2005


LOUISVILLE, Ky. (December 9, 2005) - Steel Technologies Inc. (NASDAQ/NM: STTX) today reported that it is filing its Annual Report on Form 10-K for fiscal 2005, which reflects a non-cash adjustment from its November 1, 2005 preliminary release to increase deferred tax liabilities as of September 30, 2005. The adjustment, which resulted in a corresponding increase in the Company's provision for taxes for the fiscal year, reflected a non-routine timing difference encountered in the course of the Steel Technologies' year-end audit.

     This adjustment did not affect the Company's operating income or profit before taxes. However, it did reduce the previously reported income by $766,000 or $0.06 per diluted share. With the adjustment, the Company is reporting net income of $36.3 million or $2.77 per diluted share in its Annual Report on Form 10-K for fiscal 2005.

     The  Company's  Condensed  Consolidated  Statements of Income and Condensed
Consolidated   Balance   Sheets  for  fiscal  2005,   reflecting  the  foregoing
adjustment, are provided with this news release.

     Commenting on the announcement, Bradford T. Ray, Chairman and Chief Executive Officer, said, "We are pleased that as part of our Annual Report on Form 10-K, our independent registered public accounting firm expressed their opinion that the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2005."

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.


                                     -MORE-

STTX Reports Non-cash Adjustment
Page 2
December 9, 2005

                         STEEL TECHNOLOGIES INC.
                  Condensed Consolidated Balance Sheets

                                                     September 30   September 30
(In thousands)                                           2005           2004
--------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ...................      $  30,991       $   2,273
   Trade accounts receivable, net ..............        112,033         123,546
   Inventories .................................        121,423         178,490
   Deferred income taxes .......................          1,621           2,025
   Prepaid expenses and other assets ...........          6,289           5,629
                                                      ---------       ---------
      Total current assets .....................        272,357         311,963

Property, plant and equipment, net .............        110,501         108,593

Investments in and advances to
   unconsolidated affiliates ...................         25,182          22,312

Goodwill .......................................         18,148          18,148

Other assets ...................................          2,751           1,544
                                                      ---------       ---------
                                                      $ 428,939       $ 462,560
                                                      =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................      $  59,559       $  90,859
   Accrued liabilities .........................         13,394          13,511
   Income taxes payable ........................          1,244           6,278
   Deferred income taxes .......................            254           5,735
                                                      ---------       ---------
      Total current liabilities ................         74,451         116,383

Long-term debt .................................         80,000         114,000
Deferred income taxes ..........................         15,972          12,114
Other long-term liabilities ....................          3,757           1,814
                                                      ---------       ---------
      Total liabilities ........................        174,180         244,311
                                                      ---------       ---------
Commitments and contingencies

 Shareholders' equity:
   Preferred stock .............................            -               -
   Common stock.................................         70,662          69,466
   Treasury stock...............................        (24,475)        (24,238)
   Additional paid-in capital ..................          5,494           5,170
   Retained earnings ...........................        207,116         174,025
   Accumulated other comprehensive loss ........         (4,038)         (6,174)
                                                      ---------       ---------
     Total shareholders' equity ................        254,759         218,249
                                                      ---------       ---------
                                                      $ 428,939       $ 462,560
                                                      =========       =========




                                     -MORE-

STTX Reports Non-cash Adjustment
Page 3
December 9, 2005

                             STEEL TECHNOLOGIES INC.
                   Condensed Consolidated Statements of Income

                                             For the                For the
                                       Three Months Ended    Twelve Months Ended
(In thousands,except per share results)    September 30          September 30
--------------------------------------------------------------------------------
                                        2005       2004       2005       2004
                                      ------------------------------------------
Sales ................................ $204,385   $239,180 $1,001,791   $786,852
Cost of goods sold ...................  195,534    204,774    909,972    695,684
                                       --------   --------   --------  --------
      Gross profit ...................    8,851     34,406     91,819     91,168

Selling, general and
   administrative expenses ...........    7,823      9,973     37,267     34,347
Equity in net income of
   unconsolidated affiliates .........      940        919      4,937      2,852
                                       --------   --------   --------   --------
   Operating income ..................    1,968     25,352     59,489     59,673

Interest expense, net ................      944        936      4,626      4,029
Loss on disposals/writeoffs of
   property, plant and equipment .....       81         12         56         32
                                       --------   --------   --------   --------
   Income before income taxes ........      943     24,404     54,807     55,612

Provision for income taxes ...........      172      9,035     18,494     20,406
                                       --------   --------   --------   --------
   Net income ........................ $    771   $ 15,369   $ 36,313   $ 35,206
                                       ========   ========   ========   ========

Diluted weighted average number of
   common shares outstanding .........   13,106     13,028     13,098     11,533
                                       ========   ========   ========   ========

Diluted earnings per common share .... $   0.06   $   1.18   $   2.77   $   3.05
                                       ========   ========   ========   ========

Basic weighted average number of
   common shares outstanding .........   12,924     12,777     12,894     11,284
                                       ========   ========   ========   ========

Basic earnings per common share ...... $   0.06   $   1.20   $   2.82   $   3.12
                                       ========   ========   ========   ========

Cash dividends per common share ...... $    -     $    -     $   0.25   $   0.20
                                       ========   ========   ========   ========



                                      -END-